EXHIBIT G

NN METAL HOLDINGS SA (the “Company”)

POWER OF ATTORNEY

This Power of Attorney is made the 1st day of July 2003 by the Company having its principal office at 14a, rue des Bains, L-1212.

The Company hereby appoints Dmitry Razumov of Voznesensky pereulok, 22 Usadba Center, Moscow 103009, Russia, as its true and lawful attorney being authorised and empowered to execute and deliver, on behalf of the Company, any filings with the United States Securities and Exchange Commission as Dmitry Razumov deems necessary, appropriate or desirable in connection with the ownership by the Company of common stock of Stillwater Mining Company, a Delaware corporation, and to take or cause to be taken on behalf of the Company any and all other action as Dmitry Razumov will determine necessary, appropriate or desirable in connection with such filings.

The undersigned hereby ratifies the execution and delivery of such filings on the Company’s behalf by Dmitry Razumov as of the date hereof.

This Power of Attorney shall expire on December 31, 2003 unless revoked prior to such date. Any person may treat this Power of Attorney as valid until such expiration date, unless and until a revocation signed by the undersigned shall be delivered to such person.

In witness whereof this Deed has been duly executed and delivered the day and year first before written.

EXECUTED AND DELIVERED as a Deed by the Company

Acting by its lawful attorney	/s/ Siegfried Pasqual

Name	Siegfried Pasqual

Title	Managing Director

In the presence of:

Witness signature	/s/ Francine Pellaton

Name	Francine Pellaton

Address	50 rue du Rhone

NORIMET LIMITED (the “Company”)

POWER OF ATTORNEY

This Power of Attorney is made the 1st day of July 2003 by the Company having its principal office at Cassini House, 6th Floor, 57 St. James Street, London SW1A 1LD, England.

The Company hereby appoints Mikhail D. Prokhorov of Voznesensky pereulok, 22 Usadba Center, Moscow 103009, Russia, as its true and lawful attorney being authorised and empowered to execute and deliver, on behalf of the Company, any filings with the United States Securities and Exchange Commission as Mikhail D. Prokhorov deems necessary, appropriate or desirable in connection with the ownership by the Company of common stock of Stillwater Mining Company, a Delaware corporation, and to take or cause to be taken on behalf of the Company any and all other action as Mikhail D. Prokhorov will determine necessary, appropriate or desirable in connection with such filings.

The undersigned hereby ratifies the execution and delivery of such filings on the Company’s behalf by Mikhail D. Prokhorov as of the date hereof.

This Power of Attorney shall expire on December 31, 2003 unless revoked prior to such date. Any person may treat this Power of Attorney as valid until such expiration date, unless and until a revocation signed by the undersigned shall be delivered to such person.

In witness whereof this Deed has been duly executed and delivered the day and year first before written.

EXECUTED AND DELIVERED as a Deed by the Company

Acting by its lawful attorney	/s/ Siegfried Pasqual

Name	Siegfried Pasqual

Title	Managing Director

In the presence of:

Witness signature	/s/ Francine Pellaton

Name	Francine Pellaton

Address	50 rue du Rhone

NORILSK HOLDING SA (the “Company”)

POWER OF ATTORNEY

This Power of Attorney is made the 1st day of July 2003 by the Company having its principal office at 50, rue du Rhone 1204, Geneve, Switzerland.

The Company hereby appoints Dmitry Razumov of Voznesensky pereulok, 22 Usadba Center, Moscow 103009, Russia, as its true and lawful attorney being authorised and empowered to execute and deliver, on behalf of the Company, any filings with the United States Securities and Exchange Commission as Dmitry Razumov deems necessary, appropriate or desirable in connection with the ownership by the Company of common stock of Stillwater Mining Company, a Delaware corporation, and to take or cause to be taken on behalf of the Company any and all other action as Dmitry Razumov will determine necessary, appropriate or desirable in connection with such filings.

The undersigned hereby ratifies the execution and delivery of such filings on the Company’s behalf by Dmitry Razumov as of the date hereof.

This Power of Attorney shall expire on December 31, 2003 unless revoked prior to such date. Any person may treat this Power of Attorney as valid until such expiration date, unless and until a revocation signed by the undersigned shall be delivered to such person.

In witness whereof this Deed has been duly executed and delivered the day and year first before written.

EXECUTED AND DELIVERED as a Deed by the Company

Acting by its lawful attorney	/s/ Peter Holodny

Name	Peter Holodny

Title	President

In the presence of:

Witness signature	/s/ Olga Conte

Name	Olga Conte

Address	11, Royal Close, Orpington, Kent

BR6 7BU, UK